Summary Prospectus		April 9, 2018
RYF	PowerShares S&P 500® Equal Weight Financials Portfolio

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.powershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated April 9, 2018 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the PowerShares S&P 500® Equal Weight Financials Portfolio (the “Fund”) is to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Index Financials Total Return (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.40%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s (defined below) portfolio turnover rate was 15% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Predecessor Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Underlying Index, which is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of common stocks of companies that comprise the Financials Sector of the S&P 500® Index, including companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage REITs. As of December 31, 2017, the Underlying Index included companies with a capitalization range of $3.5 billion to $489 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Underlying Index. Invesco PowerShares Capital Management LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Adviser monitors the Fund’s tracking of the Underlying Index and

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seeks to maintain an appropriate correlation. The Adviser rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is non-diversified and, therefore, is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector. As of December 28, 2017, the Predecessor Fund had significant exposure to the Financials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and S&P. Also, as of December 28, 2017, the Underlying Index components, and thus the Fund’s assets, are concentrated in the Banks Industry Group, the Diversified Financials Industry Group, and the Insurance Industry Group, separate industry groups comprising the Financials Sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting.

Correlation and Tracking Error Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Underlying Index, and there can be no guarantee that the Fund will achieve a high degree of correlation with its Underlying Index either on a single trading day or for a longer time period. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the components of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, a high portfolio turnover rate, and the use of leverage all contribute to tracking error and correlation risk. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective and cause the Fund’s performance to be less than you expect.

Equity Risk. The Fund is subject to the risk that the value of the equity securities and equity-based derivatives, if any, in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

ETF Trading Risks. An unanticipated closing of the NYSE Arca, Inc. (the “Exchange”) or one or more markets on which either the Shares trade or the Fund’s portfolio holdings trade or the inability of such markets to open for trading during normal business hours, such as in response to a natural disaster or other event causing severe market disruption, could result in a shareholder’s inability to buy or sell the Shares and the Fund’s inability to buy and sell exchange-traded portfolio securities during that period, or in a disruption of the Fund’s creation and redemption process, and may make it difficult for the Fund to accurately price its investments thereby potentially affecting the price at which the Shares trade in the secondary market. All of these events could adversely affect the performance of the Fund. Trading in the Shares also may be halted by the Exchange or other markets because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell the Shares. Similarly, the Exchange or other markets may issue trading halts on specific securities or derivatives, which will affect the ability of the Fund to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its investments and may incur substantial trading losses.

Shares also may trade on the Exchange or on other markets at prices below their NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s holdings and the exchange-traded prices of the Shares may not reflect these market values. Although the Shares are currently listed on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained.

Industry Concentration Risk. The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry or group of related industries, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, which may adversely affect the Fund’s performance.

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Banks Industry and Banks Industry Group. As a result of the Fund’s concentration in the Banks Industry or Banks Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. Government regulations may limit both the amounts and types of loans and financial commitments companies in the Banks Industry and Banks Industry Group can make, the interest rates and fees they can charge, and the amount of capital they must maintain, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of banking companies. In addition, the prices of the securities of companies in the Banks Industry and Banks Industry Group may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded banking companies, and general economic conditions that could create exposure to credit losses. Legislative or regulatory changes and increased government supervision may also affect companies in the Banks Industry and Banks Industry Group. The Banks Industry is a separate industry, and the Banks Industry Group is a separate industry group, comprising the Financials Sector.

Diversified Financials Industry Group. As a result of the Fund’s concentration in the Diversified Financials Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. Companies in the Diversified Financials Industry Group may be affected by changing interest rates, credit ratings, and the overall performance of the financial markets, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of companies doing business in the Diversified Financials Industry Group. The Diversified Financials Industry Group is a separate industry group comprising the Financials Sector.

Insurance Industry Group. As a result of the Fund’s concentration in the Insurance Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The prices of the securities of companies in the Insurance Industry Group, and the overall profitability of such companies, may fluctuate widely due to a number of factors including interest rate movements, the imposition of premium rate caps, and competition and pressure to compete globally. In addition, certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. The Insurance Industry Group is a separate industry group comprising the Financials Sector.

Large-Capitalization Securities Risk. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell a particular investment within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid. While the Fund intends to invest in liquid securities and financial instruments, under certain market conditions, such as when trading in a particular investment has been halted temporarily by an exchange because the maximum price change of that investment has been realized, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Adviser may be required to fair value the investments.

Market Risk. The market value of the securities and derivatives (if any) held by the Fund may fluctuate over time in response to factors affecting individual companies or other factors such as changing economic, political or financial market conditions. The Fund may have a limited number of financial institutions that act as Authorized Participants. In stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which could lead to differences between the market price of the Shares and the underlying value of those Shares. Moreover, in such conditions, there is no assurance that an active trading market for the Shares will be established or maintained by market makers, and such market makers have no obligation to make a market in the Shares or to submit purchase or redemption orders. As such, Authorized Participants may step away from their roles, which could lead to even greater variances between the market price of the Shares and the underlying value of those Shares.

Non-Diversification Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Real Estate Investment Trust (REIT) Risk. REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. Investments in REITs subject the Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall real estate and REIT markets, such as declining property values or rising interest rates, could have a negative impact on the real estate market and the value of REITs in general. REITs may be affected by changes in the value of the underlying property owned by the trusts, economic downturns which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the

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RYF PowerShares S&P 500® Equal Weight Financials Portfolio

Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Sector Risk. The Fund is subject to the Sector Risk described below:

Financials Sector Risk. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Performance

The returns presented below for the Fund reflect the performance of the Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization consummated after the close of business on April 6, 2018 in which the Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The bar chart below shows how the Predecessor Fund has performed. The table below the bar chart shows the Predecessor Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Predecessor Fund’s total return has varied from year to year and by showing how the Predecessor Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Predecessor Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Predecessor Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
40.11% (2nd Quarter 2009)	(36.94)% (4th Quarter 2008)

The return of the Predecessor Fund for the year-to-date ending March 31, 2018 was 0.00%.

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	21.35%	18.41%	6.31%
Return After Taxes on Distributions	20.60%	14.35%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares	12.04%	12.57%	3.79%
S&P 500® Equal Weight Index Financials Total Return (reflects no deduction for fees, expenses or taxes)	21.86%	19.05%	7.13%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
S&P 500® Index Financials Total Return(2) (reflects no deduction for fees, expenses or taxes)	22.18%	18.21%	3.78%

(1)	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

(2)	The Fund has elected to no longer use the S&P 500® Index Financials Total Return as an additional measure of comparison to the Fund’s performance.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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RYF PowerShares S&P 500® Equal Weight Financials Portfolio

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	April 2018
Michael Jeanette	Senior Portfolio Manager of the Adviser	April 2018
Jonathan Nixon	Portfolio Manager of the Adviser	April 2018
Tony Seisser	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Exchange and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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